Supplement to the Prospectuses and Statements of Additional Information

CREDIT SUISSE HIGH YIELD FUND, INC.
CREDIT SUISSE HIGH INCOME FUND
(each a "Fund" and collectively, the "Funds")

The following information supersedes certain information in the Funds' Prospectuses and Statements of Additional Information.

Effective June 3, 2010, Thomas Flannery (see biography below) has joined the Credit Suisse US High Yield Management Team and serves as the lead manager of the Funds. Wing Chan remains a member of the team. Martha Metcalf is no longer a member of the team.

Biography

Thomas J. Flannery, Manager Director, is the Head of the Credit Suisse US High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC in June 2010. He is a portfolio manager for the Performing Credit Strategies Group ("PCS") within the Asset Management business of Credit Suisse Group AG with responsibility for originating and analyzing investment opportunities. Mr. Flannery is also a member of the PCS Investment Committee and is currently a high yield bond portfolio manager and trader for PCS. Mr. Flannery joined Credit Suisse in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc. Mr. Flannery holds a B.S. in Finance from Georgetown University.

Dated: June 11, 2010	16-0610 GHY-PRO HI-PRO-LOAD 2010-005